Events after the reporting period	12 Months Ended
Jun. 30, 2026
Events After Reporting Period
Events after the reporting period

45. Events after the reporting period

Since 30 June 2026 the Group has arranged the following financing. None of it affects the amounts recognised at 30 June 2026, and the note purchase agreement with Advaitha Pty Ltd remains presented as a current liability at that date.

Extension of the Advaitha note purchase agreement. Under a deed of extension dated 3 November 2026 between the Company and Advaitha Pty Ltd, a related party (Note 42), the maturity of the USD 9,600,000 of principal outstanding under the note purchase agreement was extended by twelve months, to 11 February 2028. Interest of USD 115,200 a month (14.4 percent per annum) remains payable monthly in arrears, and the principal is repayable in three monthly instalments from 11 December 2027 to 11 February 2028. The non-payment of the instalments previously due in December 2026 to February 2027 is not an event of default, and the existing security continues to apply.

New Advaitha secured promissory note. Under a secured promissory note dated 3 November 2026, Advaitha Pty Ltd must advance a further USD 10,200,000 to the Company on 1 February 2027. The note is secured on the same terms as the note purchase agreement and bears interest at 14.4 percent per annum, which accrues and is payable together with the principal on 1 February 2028.

Third-party loans. The Company has entered into two binding loan agreements with independent third-party lenders for loans totalling USD 14,000,000, bearing interest at 14.4 percent per annum and unsecured, which the lenders are irrevocably and unconditionally committed to advance, without any condition precedent: USD 5,500,000 on 1 January 2027 under an agreement dated 4 November 2026, and USD 8,500,000 on 1 February 2027 under an agreement dated 2 November 2026. Each loan is repayable with accrued interest twelve months after it is advanced, on 1 January 2028 and 1 February 2028 respectively.

No amount had been drawn under the new facilities at the date these consolidated financial statements were authorised for issue.

Equity facility. Since 30 June 2026 the Company has entered into a term sheet for an equity facility.

Settlement of an amount payable. At 30 June 2026 trade payables included an amount owing for professional services that was in dispute at that date. The dispute was settled after the reporting period on confidential terms.

On 15 October 2026 Mirragin RAS Consulting Pty Ltd entered into a Deed of Acknowledgment of Debt, Share Security and Limited Recourse in respect of its advances to Defining Films Pty Ltd and RELMS Business Services Pty Ltd, under which the borrowers acknowledged the amounts owing, interest became payable and security was granted over 1,012,029 ordinary shares in the Company (Note 42). Other than these matters, no matter or circumstance has arisen since 30 June 2026 that has significantly affected, or may significantly affect, the operations of the Group, the results of those operations, or the state of affairs of the Group in future financial years.